                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Howard H. Baker, Jr.
                                        ------------------------------
                                        Howard H. Baker, Jr.

                                                                      EXHIBIT 24
                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ W. L. Lyons Brown, Jr.
                                        ------------------------------
                                        W. L. Lyons Brown, Jr.

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Stephen D. Chesebro
                                        ------------------------------
                                        Stephen D. Chesebro

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Ernest H. Cockrell
                                        ------------------------------
                                        Ernest H. Cockrell

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Alfonso Fanjul
                                        ------------------------------
                                        Alfonso Fanjul

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Charles Berdon Lawrence
                                        ------------------------------
                                        Charles Berdon Lawrence

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ James L. Pate
                                        ------------------------------
                                        James L. Pate

                                                                      EXHIBIT 24
                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Terry L. Savage
                                        ------------------------------
                                        Terry L. Savage

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Brent Scowcroft
                                        ------------------------------
                                        Brent Scowcroft

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Gerald B. Smith
                                        ------------------------------
                                        Gerald B. Smith

                                                                      EXHIBIT 24

                               PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Incentive Plan of Pennzoil Company and 500,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, STEPHEN D. CHESEBRO and JAMES L. PATE, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Robert B. Weaver
                                        ------------------------------
                                        Robert B. Weaver